POLYNOUS GROWTH FUND ("Fund")

Supplement dated November 2, 1999 to Prospectus dated
November 27, 1998, as Supplemented June 28, 1999.


Polynous Capital Management, Inc., the investment adviser of the Fund (the "Adviser"), has informed the Fund's Board of Trustees that effective January 1, 2000 the Adviser intends to stop subsidizing the Fund through waiver of the Adviser's investment advisory fee and reimbursement by the Adviser of Fund expenses. The Fund's expense ratio for the fiscal year ended July 31, 1999 was approximately 2.41% before the Adviser fee waivers and expense reimbursements (approximately 1.90% after such waivers and reimbursements). Because of the lower level of assets currently in the Fund, the Fund's actual expense ratio is expected to be higher for succeeding periods.

The Adviser has also informed the Board that the Adviser currently is considering recommending to the Board the liquidation of the Fund, as well as certain other strategic options. The Adviser has invested the Fund substantially in cash for defensive purposes pending consideration by the Adviser and the Board of these options.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND'S
PROPSECTUS FOR FUTURE REFERENCE